Subsidiary (Details Textual 1) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended	12 Months Ended
	Feb. 09, 2017	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Jun. 30, 2018	Oct. 31, 2017
Subsidiary [Abstract]
Description of acquiree	A shareholder owning at that time approximately 4% of TyrNovo, entered into a settlement arrangement in response to a motion filed by Taoz on January 19, 2017.
Measurement of issued and outstanding share capital, description	Taoz was entitled to be issued an additional 77 ordinary shares of TyrNovo, representing 0.5% of the issued and outstanding share capital of TyrNovo immediately following this issuance. The shares were issued in February 2017 and were measured at a fair value of USD 29 thousand.
Description of measurement basis for non-controlling interest	Taoz had the right during a defined period to invest an additional USD 1,750,000 (the "Deferred Investment") by way of convertible loans, with conversion terms defined under various circumstances, including the possibility of conversion at a price per share reflecting a 30% discount off the price per share paid in a subsequent financing round, and the possibility of conversion at a price per TyrNovo share reflecting a TyrNovo company valuation of USD 13,500,000.
Percentage of voting equity interests acquired					4.10%	27.00%
Provided to Taoz a put option to sell, description	The Company provided to Taoz a put option to sell to the Company up to 50% of the TyrNovo shares issued to Taoz, exercisable during a period of 90 days from the publication by TyrNovo of the results of Phase I clinical trials, for a price per TyrNovo share equal to USD 1,600, either in ordinary shares of the Company or, at the Company' sole discretion, in cash; upon the expiration of the 90 day exercise period, the put option, if not exercised by Taoz, shall expire and no longer be valid.
Rights granted, share options granted	$ 1,000			$ 1,030
Other expenses				29
Finance expense		181	$ 576	$ 26
Price per share	$ 476.48
Other income		$ 894